PHP Healthcare Corp.
As of September 30, 1998

                                          PHP Corp
Assets:
Cash                                        (192,027)
Accounts receivables:
 Billed                                     3,935,795
 Unbilled                                  15,384,020
                                       ---------------
   Total accounts receivables              19,288,816
Income tax receivable                          23,144
Pharmacy Inventory                            380,964
Receivables from officers                   7,313,756
Pre operation contract costs                   20,060
Prepaids                                    2,414,161
Other current assets                          319,282
                                       ---------------
Total current assets                       29,558,126
Fixed assets                               25,121,537
Investment in subsidiaries                  2,874,507
Goodwill, net of amortization                 832,489
Deferred income taxes                      11,280,583
Receivables from officers                     534,297
Notes receivable                           57,200,506
Other assets                                4,137,396
                                       ---------------
Total assets                              131,120,451
                                       ===============

PHP Healthcare Corp.
As of September 30, 1998

                                          PHP Corp

Liabilities:
Notes Payable - bank (S/T)                 77,000,000
Notes Payable - others (S/T)                  916,420
Accounts payable                            7,056,829
Accrued salaries                            7,626,551
Deferred revenue                              360,929
Net PC payable                            (11,034,153)
Intercompany                              (51,708,669)
                                        --------------
Total current liabilities                  30,218,007
Other LT liabilities                          905,054
Note payable - other (L/T)                  3,057,193
Deferred income taxes                         350,586
Deferred gain                                 794,620
Convertible debt                           66,762,724
                                        --------------
Total liabilities                         102,088,164


Stockholders' equity:
Preferred stock                            61,008,027
Common stock                                  173,879
APIC                                       58,170,488
Notes receivable - sale of stock             (900,000)
Retained Earnings (BOY)                   (60,981,701)
Net (income)/loss                         (19,707,710)
Ending Retained Earnings                  (80,689,411)
Treasury stock-preferred                    2,103,000
Treasury stock-common                     (11,833,695)
                                        --------------
Total stockholders' equity                 29,032,268
                                        --------------
Total liabilities & s/e                   131,120,451
                                        ==============

PHP Healthcare Corp.
As of September 30, 1998

                                                      PHP Corp


Revenues:
Chartered Health Plan                                  2,033,319
Other                                                 35,183,190
                                                  ---------------
     Total revenue                                    37,216,508
Direct Costs:
Chartered Health Plan                                  1,755,511
Other                                                 32,401,616
                                                  ---------------
     Total direct costs                               34,157,127
G & A expenses                                        12,582,169
                                                  ---------------
     Total operating expenses                         46,739,296
                                                  ---------------
Operating (income) loss                                9,522,788

Other (income) expense:
Interest expense                                       5,658,054
Interest income                                       (2,051,287)
Miscellaneous (income) expense                           111,104
M.I. earnings of subsidiaries                                -
                                                  ---------------

     (Earnings) loss before taxes                     13,240,659
     Total income tax expense                                -
                                                  ---------------
     Net (earnings) loss                              13,240,659
Dividend on purchase of P/S                            4,809,290
Deemed dividend expense                                1,667,761
                                                  ---------------
     Net (earnings) loss - C/S holders                19,707,710
                                                  ===============